Second Quarter 2024 EARNINGS PRESENTATION August 1 | 2024

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore , you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC Partners Inc. (the “Transactions”) and other completed, pending, or contemplated acquisitions; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions, terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2023 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non -GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone state ments of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the act ual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to proje ct the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reco nciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. 2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. 4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition- related expenses, and non-recurring items, and subject to the anti-dilution rules. 5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. 6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these no n-GAAP financial measures.

4 FINANCIAL Outlook Reiterating Full-Year 2024 Outlook 5% - 7% Organic Net Revenue Growth 4% - 5% Organic Net Revenue Growth ex. Advocacy $400M - $450M Adjusted EBITDA ~ 50% EBITDA Conversion on Free Cash Flow $0.75 - $0.88 In Adjusted Earnings Per Share Note: Guidance as of 08/01/2024. The Company has excluded a quantitative reconcil iation with respect to the Company’s 2024 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on defini tions for Organic Net Revenue, O rganic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forwar d Looking Statements and risk factors outlined in our 2023 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, and accessible on the SEC’s website at www.sec.gov, under the capt ion “Risk Factors,” and in the Company’s other SEC filings.

SECOND QUARTER HIGHLIGHTS

NET REVENUE: $554M | NET LEVERAGE RATIO: 3.48x | ADJ. EBITDA: $86M

Continuing TO GROW

Revenue growth of 6% year-over-year to $671 million

Creativity & Communications grew 9% over the prior period; Performance Media & Data grew 5%

US posted 7% growth year-over-year

Advocacy revenue grew 42% YoY; Stagwell Marketing Cloud grew 13% YoY

Accelerating NEW BUSINESS

Record $113M of net new business wins in 2Q24, bringing LTM to $324M

Secured largest new business win in the company's history with GM at 72andSunny and Anomaly

Average size of new business wins increased 65% YoY; 57% increase in deals exceeding $1M

Investments in SPORT BEACH at Cannes Lions unlocking unprecedented NB opportunities

Investing IN TECHNOLOGY

Launched AI-powered features with Google Cloud across four of our digital marketing products.

Launched partnership with Nexxen to enhance Stagwell ID Graph data solution; and with Anzu to bring immersive in-game advertising capabilities to global clients

Wondercave, our innovative text messaging-based marketing platform, saw remarkable growth of 145% year over year

Growing GLOBAL CAPABILITIES

Closed 3 acquisitions in 2Q to expand global reach and digital capabilities

WNP adds digital creative capabilities in France

Luxine Publique Relations adds scale in Canada and luxury PR expertise

PROS adds social and influencer capabilities in Brazil

Additionally, 3Q24 acquisitions of **BERA** adds AI-powered brand management technology; **LEADERS** adds social capabilities and global influencer tech platform; and **Business Traveler** enhances travel media offerings globally

STAGWELL
TRANSFORMING MARKETING

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Net Revenue $ 554,392 $ 544,861 $ 1,086,846 $ 1,066,523 Billable Costs 116,776 87,404 254,381 188,186 Revenue $ 671,168 $ 632,265 $ 1,341,227 $ 1,254,709 Billable Costs 116,776 87,404 254,381 188,186 Staff costs 355,349 346,118 697,506 695,731 Administrative costs 69,534 66,267 136,697 134,507 Unbillable and other costs, net 43,406 41,308 76,224 72,895 Adjusted EBITDA $ 86,103 $ 91,168 $ 176,419 $ 163,390 Stock-based compensation 5,875 10,546 21,991 22,550 Depreciation and amortization 42,001 35,488 76,837 68,965 Deferred acquisition consideration 7,236 392 7,390 4,480 Impairment and other losses 215 10,562 1,715 10,562 Other items, net 8,869 12,918 20,725 19,338 Operating income (loss) $ 21,907 $ 21,262 $ 47,761 $ 37,495 Adjusted EBITDA margin (on net revenue) 15.5% 16.7% 16.2% 15.3% 6 $ in Thousands

2 Q 2 4 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended June 30, 2024 Six Months Ended June 30, 2024 Net Revenue Change Net Revenue Change June 30, 2023 $ 544,861 $ 1,066,523 Organic revenue 6,603 1.2% 15,771 1.5% Acquisitions (divestitures), net 3,977 0.7% 3,909 0.4% Foreign currency (1,049) (0.2)% 643 0.1% Total Change $ 9,531 1.7% $ 20,323 1.9% June 30, 2024 $ 554,392 $ 1,086,846 7 $ in Thousands

80.5% 7.0% 12.5% 2 Q 2 4 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 2Q Organic Growth Y/Y 8 % OF NET REVENUE Geography 2Q24 YTD United States 2.4% 2.1% United Kingdom (6.5)% 2.0% Other (1.5)% (2.7)% TOTAL 1.2% 1.5% TOTAL EX-ADVOCACY (0.5)% (0.8)%

GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America
- Canada
- USA
- Mexico

Europe
- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Asia Pacific
- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

Latin America
- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Republic
- Uruguay
- Venezuela

Middle East & Africa
- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

	Stagwell	Affiliates
COUNTRIES	34+	75+
EMPLOYEES	12K+	21K+

Note: As of June 30, 2024.

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OUR PRINCIPAL CAPABILITIES

1. **Stagwell Marketing Cloud Group**
   SaaS and DaaS Tools for the Modern Marketer

2. **Digital Transformation**
   Building & Designing Digital Platforms & Technology

3. **Performance Media & Data**
   Addressable on a Global Scale

4. **Consumer Insights & Strategy**
   Tracking Across the Entire Consumer Journey

5. **Creativity & Communications**
   Blue-Chip Customer Base


DIGITAL REVENUE

56% 2Q24

STAGWELL
TRANSFORMING MARKETING

Notes: Digital Revenue Percentage is percentage of Total Net Revenue from Stagwell Marketing Cloud Group, Digital Transformation, Performance Media & Data, and Consumer Insights & Strategy capabilities

10

R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 2Q24 YTD Principal Capability Organic Revenue Growth Revenue Growth Organic Revenue Growth Revenue Growth Stagwell Marketing Cloud Group 14.0% 13.4% 10.3% 10.3% Digital Transformation 0.3% 2.1% 1.9% 4.0% Performance Media & Data 4.4% 4.6% 8.0% 8.7% Consumer Insights & Strategy (2.2)% (2.1)% (4.7)% (4.6)% Creativity & Communications 5.8% 8.7% 7.4% 9.6% TOTAL 4.3% 6.2% 5.3% 6.9% TOTAL EX-ADVOCACY 1.1% 3.0% 1.4% 3.1% % OF REVENUE 2Q 10% 24% 12% 7% 47%

N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 2Q24 YTD Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Stagwell Marketing Cloud Group 8.5% 7.8% 5.0% 5.0% Digital Transformation (1.2)% 1.0% (1.2)% 1.4% Performance Media & Data 5.5% 5.7% 8.1% 8.8% Consumer Insights & Strategy (0.1)% (0.1)% (4.3)% (4.2)% Creativity & Communications 0.1% 0.2% 1.6% 0.8% TOTAL 1.2% 1.7% 1.5% 1.9% TOTAL EX-ADVOCACY (0.5)% 0.1% (0.8)% (0.4)% % OF NET REVENUE 2Q 9% 24% 14% 9% 44%

A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally al located ratably across each capability. Principal Capability 2Q24 YTD Stagwell Marketing Cloud Group (57.9)% (38.4)% Digital Transformation 7.5% 5.9% Performance Media & Data (52.9)% 8.9% Consumer Insights & Strategy 0.7% 4.4% Creativity & Communications (2.0)% 14.4% TOTAL (5.6)% 8.0% TOTAL EX-ADVOCACY (19.8)% (6.7)% % OF ADJ. EBITDA* 2Q Adj. EBITDA* Growth Y/Y 2% 34% 5% 11% 48%

Three Months Ended, Six Months Ended, June 30, 2024 June 30, 2023 % Change June 30, 2024 June 30, 2023 % Change Total Revenue $671 $632 6.2% $1,341 $1,255 6.9% Advocacy Revenue 72 51 41.6% 137 87 57.6% Total Ex Advocacy 599 581 3.0% 1,204 1,168 3.1% Three Months Ended, Six Months Ended, June 30, 2024 June 30, 2023 % Change June 30, 2024 June 30, 2023 % Change Total Net Revenue $554 $545 1.7% $1,087 $1,067 1.9% Advocacy Net Revenue 45 36 25.9% 87 63 25.9% Total Ex Advocacy 510 509 0.1% 1,000 1,004 (0.4)% Three Months Ended, Six Months Ended, June 30, 2024 June 30, 2023 % Change June 30, 2024 June 30, 2023 % Change Total Adj. EBITDA $86 $91 (5.6)% $176 $163 8.0% Advocacy Adj. EBITDA 21 10 110.8% 34 11 211.1% Total Ex Advocacy 65 81 (19.8)% 142 152 (6.7)% E X - A D V O C A C Y R E V E N U E , N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 14 REVENUE

N E W B U S I N E S S U P D A T E 15 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONS Net New Business 2Q24 $113M LTM $324M Avg. Net Revenue 2Q24 $6.0M

STAGWELL MARKETING CLOUD GROUP

Net Revenue[1]


$48M
$52M
2Q23
2Q24

$ in Millions	Net Revenue	Adj. EBITDA Margin
Advanced Media Platforms	$41.9	13.1%
Stagwell Marketing Cloud	$9.9	(38.4)%
TOTAL	**$51.8**	**3.3%**
GROWTH (y/y)	**7.8%**	

STAGWELL TRANSFORMING MARKETING

1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups.In Millions.

16

17 LIQUIDITY Available Liquidity (as of 6/30/2024) Commitment Under Credit Facility $ 640 Drawn 334 Letters of Credit 16 Undrawn Commitments Under Facility $ 291 Total Cash & Cash Equivalents 136 Total Available Liquidity $ 427 $ in Millions Note: Numbers may not foot due to rounding.

18 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $43M FROM 1Q23 QUARTER-END BALANCE $114M $71M 2Q23 2Q24 Note: Numbers may not foot due to rounding.

ADJUSTED EARNINGS PER SHARE

$ and Shares in Thousands	Three Months Ended June 30, 2024 Reported (GAAP)	Adjustments	Non-GAAP	Six Months Ended June 30, 2024 Reported (GAAP)	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	(2,965)	$ 18,935	$ 15,970	(4,247)	$ 38,415	$ 34,168
Net income attributable to Class C Shareholders	-	22,828	22,828	-	47,382	47,382
Net income – diluted EPS	$ (2,965)	$ 41,763	$ 38,798	$ (4,247)	$ 85,797	$ 81,550
Weighted average number of common shares outstanding (diluted)	113,484	5,281	118,765	113,059	4,760	117,819
Weighted average number of common class C shares outstanding (diluted)	-	151,649	151,649	-	151,649	151,649
Weighted average number of shares outstanding	113,484	156,930	270,414	113,059	156,409	269,468
Adjusted earnings per share (diluted)	**$ (0.03)**		**$ 0.14**	**$ (0.04)**		**$ 0.30**
Adjustments to net income (loss)						
Amortization expense		$ 35,008			$ 63,211	
Impairment and other losses		215			1,715	
Stock-based compensation		5,875			21,991	
Deferred acquisition consideration		7,236			7,390	
Other items, net		8,869			20,725	
Total add-backs		57,203			115,032	
Adjusted tax expense		(12,905)			(25,653)	
		$ 44,298			89,379	
Net loss attributable to Class C shareholders		(2,535)			(3,582)	
		$ 41,763			**$ 85,797**	

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

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GAAP CONSOLIDATED OPERATING PERFORMANCE

$ and Shares in Thousands	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Revenue	**$ 671,168**	**$ 632,265**	**$ 1,341,227**	**$ 1,254,709**
Cost of services	438,912	402,431	883,438	816,329
Office & general expenses	168,133	162,522	331,476	321,358
Depreciation & amortization	42,001	35,488	76,837	68,965
Impairment & other losses	215	10,562	1,715	10,562
Total operating expenses	**$ 649,261**	**$ 611,003**	**$ 1,293,466**	**$ 1,217,214**
Operating income (Loss)	**$ 21,907**	**$ 21,262**	**$47,761**	**$ 37,495**
Interest expense, net	(23,533)	(23,680)	(44,498)	(41,869)
Foreign exchange, net	(1,355)	(1,478)	(3,613)	(2,148)
Other, net	193	(416)	(1,074)	(196)
Other income (expenses)	**$ (24,695)**	**$ (25,574)**	**$ (49,185)**	**$ (44,213)**
Income tax expense (benefit)	1,165	437	3,750	673
Income (loss) before equity in earnings of non-consolidated affiliates	**$ (3,953)**	**$ (4,749)**	**$ (5,174)**	**$ (7,391)**
Equity in income (loss) of non-consolidated affiliates	(1)	(216)	507	(443)
Net income (loss)	**$ (3,954)**	**$ (4,965)**	**$ (4,667)**	**$ (7,834)**
Net income (loss) attributable to non-controlling & redeemable non-controlling interests	989	1,771	420	6,029
Net income (loss) attributable to Stagwell Inc. common shareholders	**$ (2,965)**	**$ (3,194)**	**$ (4,247)**	**$ (1,805)**
Earnings Per Share				
Basic	$ (0.03)	$ (0.03)	$ (0.04)	$ (0.01)
Diluted	$ (0.03)	$ (0.03)	$ (0.04)	$ (0.01)
Weighted Average Number of Shares Outstanding				
Basic	113,484	115,400	113,059	120,272
Diluted	113,484	115,400	113,059	120,272

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

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CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 6/30/2024)*

Revolving Credit Facility	$ 334
Bonds	1,100
NCI[1]	22
DAC[2]	71
RNCI[3]	23
Less: Investments[4]	15
Less: Cash	136
TOTAL NET DEBT & DEBT-LIKE	**$ 1,399**

Share Count[5] *(Thousands, as of 7/25/2024)*

Class A	111,731
Class C (equal voting & economic rights to Class A)	151,649
Share-based awards[6]	8,699
DILUTED	**272,079**

Note: Share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding

1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A.
2. A portion of the DAC will be paid with approximately 2.4m shares assuming conversion as of 6/30/24.
3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
4. Non-consolidated investments
5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 7/25/2024 would be 111.7m Class A shares, 151.6 Class C shares, 2.9m shares to settle DAC and 8.7m share-based awards, for a total of 274.9m shares outstanding.
6. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method.

STAGWELL
TRANSFORMING MARKETING

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APPLYING A PROVEN PLAYBOOK
to scale Stagwell Marketing Cloud Group

Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell

1
2
3
4

Digital Services

Digital Transformation
Building Digital Platforms & Consumer Experiences

Performance Media & Data
Integrated Omnichannel Media, Data & E-Commerce

Consumer Insights & Strategy
Tracking Across the Consumer Journey

Creativity & Communications
Blue-Chip Customer Base

Technology

Advanced Media Platforms
Proprietary & Premium Owned Media Channels

Media Studio
Solution for Modern Media Planners and Buyers

Harris Quest Research
Market Research Products by The Harris Poll

PRophet Comms Tech
AI-Driven Platform for Modern Communicators

STAGWELL

22

23 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

24 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

25 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

26 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

27 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com